SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                                        [X]

Filed by a Party other than the Registrant                                                                       [  ]

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[X]            Preliminary Proxy Statement

[ ]            Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))                                                               [  ]

[ ]            Definitive Proxy Statement

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Wells Fargo Funds Trust

(Name of Registrant as Specified in Its Charter)

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This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about April 1, 2010.

[STAGECOACH VISUAL]       [WELLS FARGO ADVANTAGE FUNDS LOGO]

Important Proxy Information

Please take a moment to read.

The enclosed document is a proxy statement with proposals concerning the Wells Fargo Advantage Small Cap Disciplined Fund. As a Fund shareholder, you are being asked to approve a new subadvisory agreement with MetropolitanWest Capital Management, LLC (MWCM).

The following information highlights the principal aspects of the proposal, which is subject to a vote by the Fund’s shareholders. We encourage you to read the full text of the enclosed proxy statement.

What am I being asked to vote on?

On January 11, 2010, the Wells Fargo Advantage Funds® Board of Trustees unanimously selected MWCM to replace Wells Capital Management, Incorporated, as the subadvisor that manages the portfolio. You are being asked to approve a new subadvisory agreement with MWCM on behalf of the Fund.

Why has the Board of Trustees recommended that I vote in favor of approving this new subadvisory agreement?

The Board unanimously recommends that you vote in favor of the new subadvisory agreement. After an evaluation of MWCM, the Board concluded that the firm’s senior investment professionals’ experience managing other small-cap value equity investments offers a potential benefit to the Fund, and the Board believes that the selection of MWCM is in the best interests of the Fund’s shareholders.

Will this new subadvisory agreement result in a difference in name, investment objectives, or strategy?

If the new subadvisory agreement is approved by shareholders, the Fund would be renamed the Wells Fargo Advantage Intrinsic Small Cap Value Fund and have new principal investment strategies to better use the new investment style brought by MWCM. These proposed changes are intended to:

  Leverage MWCM’s demonstrated capabilities in small-cap investing, as evidenced by its history of managing certain individual and institutional accounts in this style, and
  Remove the allowable investment policy of up to 25% of the Fund’s total assets in equity securities of foreign issuers, to better reflect the new strategy that MWCM intends to implement.

What is MWCM?

Based in Newport Beach, California, MWCM was founded in 1997 and is a majority-owned subsidiary of Evergreen Investment Management Company, LLC. Its founders, Howard Gleicher, CFA, Gary W. Lisenbee, and Steve Borowski retain a minority interest in the firm. MWCM’s investment approach is to identify the stocks of high-quality growing businesses that MWCM believes are selling at a discount to their “intrinsic,” or true, values. As of December 31, 2009, MWCM managed approximately $13 billion in assets. If shareholders approve the new subadvisory agreement, three MWCM investment professionals—Samir Sikka, Jeffrey Peck, and Alex Alvarez—would serve as the co-portfolio managers responsible for the day-to-day management of the Fund’s portfolio.

Will shareholders incur any expenses as a result of this change?	No. The proposed subadvisor change does not affect the fees that the Funds’ shareholders pay, and shareholders will not bear any of the expenses associated with the proxy solicitation.
Whom should I call with questions about the voting process?

If you have any questions about the proxy materials or the proposal, please call your investment professional, trust officer, or Wells Fargo Advantage Funds at 1-800-222-8222. If you have any questions about how to vote your shares, please call our proxy solicitor, The Altman Group, at 1-800-499-8519.

Your vote is important to us, no matter how many shares you own.

BACK SIDE OF WRAPPER:

[WELLS FARGO ADVANTAGE FUNDS LOGO]

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other broker/dealer subsidiaries.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company. [120644] [03-10]

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.

IMPORTANT NOTICE:  Please complete the

enclosed proxy ballot and return it as soon as possible.

For your convenience you may vote by mail, by calling the toll-free telephone number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions.

If you have any questions, you may call 1-800-222-8222 toll-free

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

March 30, 2010

Dear Valued Shareholder:

I am writing to ask for your vote on an important proposal that affects your investment in the Wells Fargo Advantage Small Cap Disciplined Fund (the “Fund”) that will be presented to shareholders at a Special Meeting to be held at 3:00 p.m. (Pacific Time), on May 18, 2010. I encourage you to read the enclosed Proxy Statement thoroughly.

We are seeking your approval of an investment sub-advisory agreement (the “New Sub-Advisory Agreement”) with Metropolitan West Capital Management, LLC (“MWCM”) for the Fund (the “Proposal”). The Board of Trustees of Wells Fargo Funds Trust unanimously selected MWCM to replace Wells Capital Management Incorporated as investment sub-adviser for the Fund. The Board believes that the experience of the MWCM investment team using a small-cap value investment style employed in managing institutional client accounts has the potential to benefit the Fund and that the selection of MWCM is in the best interest of the Fund’s shareholders. In connection with the Board’s selection of MWCM, the Board also approved changes to the principal investments and principal investment strategies of the Fund.  The revised principal investments and principal strategies are intended to more accurately reflect the small cap value style and process proposed to be followed by the new sub-adviser in contrast to the current sub-adviser’s style and process. As described in more detail in the enclosed Proxy Statement, the Board, in reaching its decision, considered many factors, including the rigorous and extensive search conducted by Wells Fargo Funds Management, LLC in the process of screening prospective sub-advisers to identify and recommend MWCM. If the New Sub-Advisory Agreement is approved by shareholders, the Fund’s name would also change along with its principal investments and principal investment strategies to better reflect MWCM’s investment approach. Details of the proposed changes are more thoroughly described in the enclosed Proxy Statement.

The Board has unanimously approved the New Sub-Advisory Agreement and unanimously recommends that you vote to approve the New Sub-Advisory Agreement.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the Proposal please call your trust officer, investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares you may call our proxy solicitor, The Altman Group, Inc., at (800) 499-8519. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Karla M. Rabusch
President
Wells Fargo Funds Trust

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

OF

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MAY 18, 2010

This is the formal notice and agenda for the special meeting of shareholders of the Wells Fargo Advantage Small Cap Disciplined Fund (the “Fund”), a series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”) to be held on Tuesday, May 18, 2010, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105. At the special meeting, shareholders will be asked to consider and act upon the proposal (the “Proposal”) to approve an investment sub-advisory agreement among Metropolitan West Capital Management, LLC, Wells Fargo Funds Management, LLC and the Trust, on behalf of the Fund, and conduct such other business as may properly come before the special meeting and any and all adjournment(s) thereof (the “Meeting”).

The Board of Trustees unanimously recommends that you vote in favor of the Proposal.

Shareholders of record of the Fund as of the close of business on March 10, 2010 are entitled to vote at the Meeting or any adjournment(s) thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet according to the enclosed voting instructions. If you have any questions about the proxy materials, or the proposals, please call your trust officer investment professional, or Wells Fargo Advantage Funds’ Investor Services at 1-800-222-8222. If you have any questions about how to vote your shares or if you would like to do so by telephone, you may call our proxy solicitor, The Altman Group, Inc. at (800) 499-8519.

By Order of the Board of Trustees of
Wells Fargo Funds Trust,

C. David Messman
Secretary

March 30, 2010

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF

THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

TABLE OF CONTENTS

OVERVIEW... ii

What Is This Document And Why Are We Sending It To You?. ii

What Proposal Am I Being Asked To Vote On?. ii

Why Am I Being Asked To Vote On The Proposal?. ii

What Are the General Features Of The New Sub-Advisory Agreement?. ii

Are The Fee Rates Paid For Sub-Advisory Services Proposed To Change?. iii

Would There Be Any Other Related Changes To My Fund?. iii

How Does the Fund’s Board Recommend That I Vote?. iii

Where Can I Find More Information About The Fund?. iv

PROXY STATEMENT. 1

Summary. 1

Terms of the Current Agreement2

Other Information about Wells Capital Management Incorporated and its Affiliates. 3

Proposed Changes in Principal Investments, Principal Investment Strategies and Fund Name. 3

Information Regarding Metropolitan West Capital Management, LLC.. 4

Prior Performance History of Certain Discretionary Accounts Managed by Metropolitan West Capital Management, LLC   5

Comparison of the Current Agreement to the New Sub-Advisory Agreement5

BOARD CONSIDERATIONS IN RECOMMENDING APPROVAL OF THE PROPOSAL. 8

OTHER INFORMATION.. 12

INFORMATION ON VOTING.. 13

Outstanding Shares. 14

Principal Shareholders. 14

Other Information about the Fund. 16

Annual Meetings and Shareholder Meetings. 16

Shareholders Sharing an Address. 16

EXHIBIT A - ADDITIONAL INFORMATION ABOUT METROPOLITAN WEST CAPITAL MANAGEMENT, LLC.. A-1

EXHIBIT B – HISTORICAL PERFORMANCE OF CERTAIN COMPOSITE ACCOUNTS MANAGED BY METROPOLITAN WEST CAPITAL MANAGEMENT, LLC.. B-1

EXHIBIT C – FORM OF INVESTMENT SUB-ADVISORY AGREEMENT. C-1

OVERVIEW

While we strongly encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the Wells Fargo Advantage Small Cap Disciplined Fund (the “Fund”) requiring a shareholder vote.

What Is This Document and Why Are We Sending It To You?

This document is a Proxy Statement and is being furnished to shareholders of the Fund entitled to vote on an important proposal concerning their investment in the Fund. It contains the information that shareholders of the Fund should consider before voting on this proposal, and should be retained for future reference.

What Proposal Am I Being Asked To Vote On?

Shareholders of the Fund are being asked to vote on the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”), among Metropolitan West Capital Management, LLC (“MWCM”), Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment adviser, and Wells Fargo Funds Trust (the “Trust”), on behalf of the Fund. On January 11, 2010, for the reasons described in the Proxy Statement, the Board of Trustees of the Trust (the “Board”) unanimously selected MWCM to replace Wells Capital Management Incorporated (“WCM”) as investment sub-adviser for the Fund. In so doing, the Board approved the New Sub-Advisory Agreement, which provides for the engagement of MWCM as the Fund’s sub-adviser, and determined to submit the New Sub-Advisory Agreement to a vote of the Fund’s shareholders. The Board is proposing that shareholders of the Fund approve the New Sub-Advisory Agreement in accordance with applicable requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

If the New Sub-Advisory Agreement is approved by shareholders, the Fund’s name would also change along with its principal investments and principal investment strategies to better utilize the new investment style brought by MWCM. These changes are intended to more accurately reflect the small cap value style and process proposed to be followed by MWCM in contrast to WCM’s investment strategy.

Why Am I Being Asked To Vote On The Proposal?

The Fund is a series of an investment company registered under the 1940 Act, which requires that any new investment advisory or sub-advisory agreement be approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) before an agreement can take effect. The provisions of the 1940 Act relating to the approval of investment advisory and sub-advisory agreements are designed to ensure that shareholders of a fund have an opportunity to participate in a decision to change a fund’s investment adviser or investment sub-adviser.

What Are the General Features Of The New Sub-Advisory Agreement?

As described in greater detail in the Proxy Statement, the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the existing investment sub-advisory agreement with WCM (the “Current Agreement”), except for the effective date, the termination date and certain other provisions. The New Sub-Advisory Agreement contemplates that MWCM would provide day-to-day portfolio management services for the Fund in a manner consistent with the Fund’s investment objective, policies and restrictions, and applicable federal and state law. The New Sub-Advisory Agreement will have, consistent with legal requirements applicable to all investment advisory agreements with registered investment companies, an initial term of two years and a provision that the New Sub-Advisory Agreement will continue thereafter only if approved annually by (i) a vote of either the Board or the shareholders of the Fund and (ii) by the majority vote of the Trust’s Trustees who are not parties to the New Sub-Advisory Agreement or “interested persons” (as defined by the 1940 Act) of a party to the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved, it will take effect shortly after shareholder approval.

Are The Fee Rates Paid For Sub-Advisory Services Proposed To Change?

No. The proposed sub-advisory fee rates payable by Funds Management to MWCM under the New Sub-Advisory Agreement will not change from those rates payable by Funds Management to WCM under the Current Agreement.

Would There Be Any Other Related Changes To My Fund?

If shareholders approve the proposed new sub-advisory arrangement, the Fund will change its principal investments, principal investment strategies and name, as follows:

Fund Characteristic	Current Formulation	Revised Formulation
Principal Investments

The Fund invests at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

The Fund invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.
Principal Investment Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and assets value.  We define small-capitalization companies as companies whose market capitalization are substantially similar to those of companies in the Russell 2500 Index.  The range of the Russell 2500 Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.  We may also invest in equity securities of foreign issuers through ADRs and similar investments.  Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.  To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements – right company, right price, and right time.  First, the right companies are defined as those that have solid assets with manageable debt levels in good industries.  Secondly, we seek to buy these companies at the right price.  To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at the reward/risk profile for every company considered.  Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.  We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve.  We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.  We may actively trade portfolio securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.  We may use futures, options, or swap agreements, as well as other derivatives, to manage risk or enhance return.

We utilize a long-term focus that is intended to take advantage of investment opportunities presented by what we believe are short-term price anomalies in high-quality stocks. We seek to identify companies with established operating histories, financial strength and management expertise, among other factors.  We seek stocks that are trading at a discount to what we believe are their estimated intrinsic values. Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions. We may sell a holding if the value potential is realized, if warning signs emerge of beginning fundamental deterioration or if the value is no longer compelling relative to the alternatives. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Fund Name	Wells Fargo Advantage Small Cap Disciplined Fund	Wells Fargo Advantage Intrinsic Small Cap Value Fund

These changes would be effected in connection with the engagement of MWCM as sub-adviser to align more closely the Fund’s name, principal investments and principal investment strategies with the investment strategies that is proposed to be utilized by MWCM. These changes have been approved by the Board of the Trust and do not require shareholder approval.

How Does the Fund’s Board Recommend That I Vote?

The Board unanimously recommends that you vote FOR the proposal.

Where Can I Find More Information About The Fund?

Additional information about the Fund is available in the:

Prospectuses for the Fund;

Statement of Additional Information, or SAI, for the Fund; and

Annual Report to Shareholders dated October 31, 2009, and Semi-Annual Report dated April 30, 2009, which contain financial statements for the most recent fiscal periods, and were previously mailed to shareholders. All of these documents are on file with the Securities and Exchange Commission (the “SEC”).

Copies of these documents are available upon request without charge by writing to us, calling us or visiting our web site:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. (duplicating fee required)
By Phone:	1-800-SEC-0330 (duplicating fee required)
By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, NE Washington, DC 20549 (duplicating fee required)
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov (Information about the Fund may be found under Wells Fargo Funds Trust)

Finally, the principal terms of the proposed sub-advisory agreement are summarized in this Proxy Statement.

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

PROXY STATEMENT

Dated March 30, 2010

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California  94105

This document is a proxy statement (the “Proxy Statement”), and is being made available to shareholders of Wells Fargo Advantage Small Cap Disciplined Fund (the “Fund”), a series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), in connection with a special meeting of shareholders of the Fund to be held on Tuesday, May 18, 2010, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105, including any and all adjournments thereof (the “Meeting”). The Proxy Statement contains the information that shareholders of the Fund should know before voting on the proposal before them, and should be reviewed and retained for future reference. The proposal described in this Proxy Statement (the “Proposal”) is for the approval of a new investment sub-advisory agreement with Metropolitan West Capital Management, LLC.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on March 10, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (“Record Date”). This proxy statement and the enclosed notice and form of proxy are first being mailed to shareholders on or about April 1, 2010.

PROPOSAL:

APPROVAL OF A NEW INVESTMENT

SUB-ADVISORY AGREEMENT WITH METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

Summary

At an in-person meeting held on January 11, 2010, the Board unanimously selected Metropolitan West Capital Management, LLC (“MWCM”), a registered investment adviser, to replace Wells Capital Management Incorporated (“WCM”) as sub-adviser to the Fund and approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) with MWCM for the Fund. As discussed in more detail below, the Board’s decision was based in part on its finding that the experience of senior investment professionals of MWCM in managing small capitalization intrinsic value equity styleinvestment portfolios has the potential to benefit the Fund and that the selection of MWCM is in the best interest of the Fund’s shareholders. However, in order for MWCM to serve as investment sub-adviser to the Fund, the shareholders of the Fund also must approve the New Sub-Advisory Agreement.

Wells Fargo Funds Management, LLC (“Funds Management”), an affiliate of WCM located at 525 Market Street, San Francisco, California 94105, will continue to serve as the Fund’s primary investment adviser. Currently, WCM, located at 525 Market Street, San Francisco, California 94105, serves as sub-adviser to the Fund. In accordance with Section 15(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment sub-advisory agreement (the “Current Agreement”) with WCM is terminable at any time, without payment of any penalty, by the Board or by a majority of the shareholders, upon 60 days’ written notice. The Board, at its January 11, 2010 meeting, unanimously approved the termination of the Current Agreement with WCM to take effect simultaneously with, and subject to shareholder approval of, the New Sub-Advisory Agreement.

            As described in more detail below, if shareholders approve the New Sub-Advisory Agreement, the Fund will change its principal investments, principal investment strategies and fund name. These changes have been approved by the Board and do not require shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH MWCM.

Terms of the Current Agreement

The term of the Current Agreement with respect to the Fund commenced April 11, 2005. The Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”), last approved the continuation of the Current Agreement on March 26^1, 2010. However, as previously noted, the Board, at its January 11, 2010 meeting, unanimously approved the termination of the Current Agreement with WCM to take effect simultaneously with, and subject to shareholder approval of, the New Sub-Advisory Agreement.

^1 Approval of the Current Agreement is scheduled after the filing date of this preliminary proxy statement.

Subject to the supervision and control of Funds Management and the overall supervision and direction of the Board, WCM is responsible for investing and reinvesting the Fund’s assets in a manner consistent with the Trust’s Declaration of Trust, and registration statement, and the Fund’s investment objective, policies and restrictions, and applicable federal and state law. In all transactions in securities for the Fund, WCM is authorized to exercise full discretion and act for the Trust, in the same manner and with the same force as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the purchases, sales or other transactions.  WCM is also responsible for furnishing periodic reports to the Board at each regular meeting thereof regarding all material changes to the Fund since the prior report, including providing such additional statistical and analytical information with respect to securities in the Fund as the Board shall reasonably request.  WCM may also subcontract any duties under the Current Agreement, provided it maintains responsibility for the performance and costs of such duties.  In addition, it is required to maintain records relating to portfolio transactions and brokerage transactions as required by applicable law.  The Current Agreement also states that WCM shall only be liable for losses resulting from its willful misfeasance, bad faith, or negligence and will be indemnified and held harmless by the Fund for all other losses.

For providing these services, WCM is entitled to receive from Funds Management a sub-advisory fee based on the Fund’s average daily net asset value, payable monthly, at the following rates:

Fund Assets on Which WCM Sub-Advisory Fee is Calculated	Fee Rate as a Percentage of Average Daily Net Assets
First $100 million	0.55%
Next $100 million	0.50%
Over $200 million	0.40%

Other Information about WCM and Affiliates

WCM, a corporation organized under the laws of the State of California, is a registered investment adviser. WCM is an indirect, wholly-owned subsidiary of Wells Fargo & Company, which is located at 420 Montgomery Street, San Francisco, California 94105.

For the Fund’s fiscal year ended October 31, 2009, WCM received an aggregate amount of $1,242,405.52 in sub-advisory fees for rendering sub-advisory services to the Fund under the Current Agreement from Funds Management out of the advisory fees that Funds Management received from the Fund. During the same period, no commissions on portfolio transactions were paid to any brokers affiliated with WCM.

Funds Management serves as the Fund’s investment adviser and administrator. The Fund made payments to Funds Management for providing investment advisory and administrative services for the fiscal year ended October 31, 2009 in the aggregate amounts of $2,087,279.86 and $872,713.09, respectively.

State Street Bank and Trust Company (“State Street”) has served as custodian to the Fund since August 17, 2009.  Prior to that date for the earlier portion of the fiscal year, Wells Fargo Bank, N.A. (“WFBNA”) provided custody services at an annual rate of 0.02% of the average daily net assets of the Fund.  For the Fund’s fiscal year ended October 31, 2009, WFBNA received an aggregate amount of $37,866.40 for rendering custodial services to the Fund.

Other than the payments referenced above, the Fund did not make any other payments to WCM or any entity affiliated with it during the fiscal year ended October 31, 2009.

Revised Changes in Principal Investments, Principal Investment Strategies and Fund Name

If shareholders approve the New Sub-Advisory Agreement, the principal investments, principal investment strategies and name of the Fund would change as shown in the tables below.

Current Principal Investments	Revised Principal Investments

The Fund invests at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

The Fund invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes, if any) in equity securities of small-capitalization companies.

Current Principal Strategies	Revised Principal Strategies

We invest principally in small-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and assets value.  We define small-capitalization companies as companies whose market capitalization are substantially similar to those of companies in the Russell 2500 Index.  The range of the Russell 2500 Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.  We may also invest in equity securities of foreign issuers through ADRs and similar investments.  Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies.  To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements – right company, right price, and right time.  First, the right companies are defined as those that have solid assets with manageable debt levels in good industries.  Secondly, we seek to buy these companies at the right price.  To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at the reward/risk profile for every company considered.  Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low.  We believe buying securities of a company when the prevailing sentiment is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation if the business fundamentals of the company improve.  We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the portfolio by a better idea, or when sentiment improves significantly.  We may actively trade portfolio securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies within the range of the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently.  We may use futures, options, or swap agreements, as well as other derivatives, to manage risk or enhance return.

We utilize a long-term focus that is intended to take advantage of investment opportunities presented by what we believe are short-term price anomalies in high-quality stocks. We seek to identify companies with established operating histories, financial strength and management expertise, among other factors.  We seek stocks that are trading at a discount to what we believe are their estimated intrinsic values. Fundamental research is performed to identify securities for the portfolio with one or more catalysts present that will unlock the intrinsic value of the securities. These catalysts may include productive use of strong free cash flow, productivity gains, positive change in management or control, innovative or competitively superior products, increasing shareholder focus, or resolution of ancillary problems or misperceptions.

We may sell a holding if the value potential is realized, if warning signs emerge of beginning fundamental deterioration or if the value is no longer compelling relative to the alternatives. We may invest in any sector, and at times we may emphasize one or more particular sectors.

Current Fund Name	New Fund Name
Wells Fargo Advantage Small Cap Disciplined Fund	Wells Fargo Advantage Intrinsic Small Cap Value Fund

These changes would be effected in connection with the engagement of MWCM as sub-adviser to more closely align the Fund’s name, principal investments and principal investment strategies with the investment strategies that are proposed to be utilized by MWCM. All of these changes have been approved by the Board of the Trust and do not require shareholder approval.

Information Regarding Metropolitan West Capital Management, LLC

MWCM, a corporation organized under the laws of the State of California, is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) with its principal place of business located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.  MWCM was founded in 1997 by Howard Gleicher, CFA, Gary W. Lisenbee and Steve Borowski.  MWCM is a majority-owned subsidiary of Evergreen Investment Company, Inc. (“EIC”). EIC is located at 200 Berkeley St., Boston, MA  02110, and is a subsidiary of Wells Fargo & Company. Messrs. Gleicher, Lisenbee and Borowski retain a minority interest in the firm. MWCM’s investment approach is to identify the stocks of high-quality, growing businesses that are selling at a discount to their “intrinsic” or true value and which businesses possess catalysts to cause the stocks of such businesses to appreciate toward their intrinsic value within a three- to five-year investment horizon. As of December 31, 2009, MWCM managed approximately $13 billion in assets.

The names and addresses of the principal executive officers and the directors of MWCM are listed in Exhibit A to this proxy statement. No officers or trustees of the Trust are officers, directors, employees or shareholders of MWCM. No officers or trustees of the Trust have any material interest in MWCM or in any material transaction to which MWCM or a MWCM affiliate is a party.

MWCM has been an SEC registered investment adviser since 1999 and currently serves as investment adviser to Evergreen Intrinsic Value Fund, a series of Evergreen Equity Trust, and Evergreen Intrinsic World Equity Fund, a series of Evergreen International Trust, each a registered open-end management investment company. The chart below lists certain required information about these funds, each of which has principal investment strategies that are similar to the new principal investment strategies of the Fund that will be implemented if shareholders approve the New Sub-Advisory Agreement.

Name of Fund With Similar Investment Objective	Asset Size (in thousands)	Annual Advisory Fee Rate as a % of Average Daily Net Assets (Based on Fund Assets)		Waivers/ Reimbursements
Intrinsic Value Fund	$1,102,000	First $250M	0.35%	Class A 0.13%
		Next $750M	0.275%	Institutional Class 0.01%
		Over $1B	0.20%
Intrinsic World Equity Fund	$109,900	First $250M	0.35%	None
		Next $750M	0.275%
		Over $1B	0.20%

Prior Performance History of Certain Discretionary Accounts Managed by Samir Sikka, Jeffrey Peck, and Alex Alvarez

Messrs. Samir Sikka, Jeffrey Peck, and Alex Alvarez are the three primary investment professionals of MWCM who would be principally responsible for the day-to-day management of the Fund’s portfolio if shareholders approve the New Sub-Advisory Agreement. Since joining MWCM in 2006, 2004 and 2008, respectively, Messrs. Sikka, Peck and Alvarez, as employees of MWCM have managed a number of discretionary accounts that followed an investment program with investment objectives, programs, policies and strategies that are substantially similar to those proposed to be followed by the Fund if the new sub-advisory arrangement with MWCM is approved by shareholders.

Composite information about the prior investment performance history of these discretionary accounts managed by Messrs. Sikka, Peck and Alvarez is set forth in Exhibit B to this proxy statement. Such information does not reflect the performance results of the Fund and is not indicative of future performance of the Fund. The composite results are attributable to the performance of the accounts managed by Messrs. Sikka, Peck and Alvarez during a period before the date MWCM commenced operations.

Comparison of the Current Agreement to the New Sub-Advisory Agreement

Shareholders are being asked to consider and approve a New Sub-Advisory Agreement among MWCM, Funds Management and the Trust on behalf of the Fund. Under the terms of the New Sub-Advisory Agreement, MWCM would be responsible, subject to the direction and control of Funds Management and the Board, for investing and reinvesting the Fund’s assets in a manner consistent with the Trust’s Declaration of Trust, registration statement, the investment guidelines, policies and restrictions established by the Board of the Trust and applicable federal and state law. As such, MWCM would have full discretion within the scope of its delegated authority pursuant to the investment sub-advisory agreement and be authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

For providing these services under the New Sub-Advisory Agreement, MWCM would be entitled to receive a sub-advisory fee based on the Fund’s average daily net asset value, calculated and paid monthly on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

Fund Assets on Which MWCM Sub-Advisory Fee is Calculated	Fee Rate as a Percentage of Average Daily Net Assets
First $100M	0.55%
Next $100M	0.50%
Over $200M	0.40%

Funds Management would be solely responsible for paying this fee out of the advisory fees it receives from the Fund.

            The proposed sub-advisory fee rates under the New Sub-Advisory Agreement are identical to those currently charged under the Current Agreement at various Fund asset levels specified in the respective fee schedules to these agreements.  Accordingly, MWCM would have received $1,242,405.52 in sub-advisory fees had the New Sub-Advisory Agreement been in effect for the past fiscal year.

A comparison of the New Sub-Advisory Agreement to the Current Agreement follows below. A form of the New Sub-Advisory Agreement is attached as Exhibit C to this proxy statement.

Similar to the Current Agreement, under the New Sub-Advisory Agreement, MWCM would be responsible for providing additional services related to the continuous investment program for the Fund, including recordkeeping services, and would be obligated to comply with all the applicable rules and regulations of the SEC. However, unlike the Current Agreement, the New Sub-Advisory Agreement specifies that Funds Management is responsible for compliance with any statute, rule, regulation, guideline or restriction that applies to the Fund’s investment portfolio as a whole, and that MWCM is obligated to follow any instruction it receives from Funds Management pertaining to such matters. Like the reporting obligations imposed on WCM under the Current Agreement, the New Sub-Advisory requires MWCM to report to the Board each calendar quarter regarding the investment performance of the Fund, important developments affecting the Trust, the Fund or MWCM, and any other information that MWCM believes may be appropriate. In addition, the New Sub-Advisory Agreement requires that MWCM furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund, on MWCM’s own initiative or upon reasonable request by the Board or Funds Management, which are the same types of information that WCM is required to furnish under the Current Agreement.

As with the Current Agreement, MWCM may subcontract any duties under the New Sub-Advisory Agreement, provide it maintains the responsibility and liability for such delegations.  In addition, MWCM shall maintain records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act.

Although not specifically described in the Current Agreement, the New Sub-Advisory Agreement would require MWCM to pay its own expenses for services to be provided by it, as well as reasonable out-of-pocket costs incurred by Funds Management or the Trust for amending the Trust’s registration statement or supplementing the Fund’s prospectuses solely to reflect a change in the personnel of MWCM, or to obtain shareholder approval of a New Sub-Advisory Agreement because of a “change in control” (as defined in Section 2(a)(9) of the 1940 Act), or to otherwise comply with federal securities regulations as a result of such a change. Except for expenses incurred by MWCM, the Fund is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes, legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; and the cost of preparing, printing and distributing prospectuses, reports, notices and other materials to the Fund’s shareholders.

Similar to the requirements imposed on WCM under the Current Agreement, the New Sub-Advisory Agreement would require MWCM to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to MWCM; all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted by the SEC thereunder; the registration statement of the Trust as it may be amended from time to time; the provisions of the Declaration of Trust of the Trust, as it may be amended and supplemented from time to time; the provisions of the Internal Revenue Code; and any other applicable provisions of state or federal law and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the provision of services by MWCM as described herein. Under the terms of the New Sub-Advisory Agreement, MWCM is required to notify Funds Management promptly if it violates any of the above or if it undergoes any changes that would impact disclosure in the Trust’s registration statement.

The New Sub-Advisory Agreement provides that, when entering into a securities transaction, MWCM (or any affiliated person of MWCM) is prohibited from consulting with another sub-adviser to another fund in the fund complex (or its affiliates) concerning transactions in securities or other assets for the Fund. The foregoing provisions are not expressly described in the Current Agreement, but are implicit in WCM’s obligation under the Current Agreement to comply with applicable provisions of the 1940 Act and the rules and regulations thereunder in managing the Fund’s assets. The New Sub-Advisory Agreement specifies that MWCM is not responsible for voting proxies, or for participating in class actions or other legal proceedings on behalf of the Fund, but will provide assistance as reasonably requested by Funds Management; the Current Agreement does not specifically address WCM’s obligations with respect to these matters.  In addition, unlike the Current Agreement, the New Sub-Advisory Agreement provides that MWCM shall only be liable for losses resulting from willful misfeasance, bad faith, or gross negligence, and will be indemnified and held harmless by the Fund and Funds Management for all other losses.  Arguably, this imposes a lower standard of care on MWCM than on WCM which is held to a negligence standard and under the Current Agreement.

If approved by shareholders of the Fund, the New Sub-Advisory Agreement would continue in effect for an initial term of two years from the date of shareholder approval. After the initial term, the New Sub-Advisory Agreement is renewable annually for no more than one year by vote of the Board or the shareholders. The New Sub-Advisory Agreement may be terminated at any time without penalty by written notice of the Fund to MWCM in the event that the Board or the shareholders vote to terminate the New Sub-Advisory Agreement, or by MWCM upon 60 days’ written notice. Consistent with the federal securities laws, the New Sub-Advisory Agreement also would terminate automatically upon its “assignment” as defined in the 1940 Act.

If the New Sub-Advisory Agreement is not approved by shareholders, the Fund will continue to operate in the same manner as it currently does while the Board considers an appropriate course of action.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

BOARD CONSIDERATIONS IN RECOMMENDING APPROVAL OF THE PROPOSAL

At an in-person Board meeting held on January 11, 2010, the Board, all of the members of which have no direct or indirect interest in the New Sub-Advisory Agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), discussed and approved the New Sub-Advisory Agreement, on behalf of the Fund, and agreed to recommend that shareholders approve the New Sub-Advisory Agreement. Prior to the January 11, 2010 meeting, the Board had been provided with detailed materials relating to MWCM, including a presentation concerning MWCM’s experience, personnel, investment processes and strategies, and the performance history of its senior investment professionals, and also met with management and portfolio managers of MWCM. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement and its possible effect on the Fund by independent counsel, from whom they received separate legal advice. After receiving and considering the information described herein, the Board, including the Independent Trustees, determined that it was in the best interest of shareholders to replace the Current Agreement with WCM with the New Sub-Advisory Agreement with MWCM and unanimously approved the New Sub-Advisory Agreement, subject to the required shareholder approval. The following is a summary of the Board’s discussion and views regarding certain factors relevant to its consideration of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services.The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by WCM under the Current Agreement and proposed to be provided by MWCM to the Fund under the New Sub-Advisory Agreement.  The Board noted that the nature and extent of services under the Current Agreement and those proposed to be provided under the New Sub-Advisory Agreement were substantially similar in that WCM currently is, and MWCM would be, required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services anticipated to be provided by MWCM, the Board also received and considered information about the background and experience of MWCM’s senior management and the expertise of, and amount of attention expected to be given to the Fund by, senior investment personnel of MWCM.  In so doing, the Board also reviewed the qualifications, backgrounds and responsibilities of the three portfolio managers that are expected to be primarily responsible for the day-to-day portfolio management of the Fund. In particular, the Board was informed: that MWCM’s portfolio management team members have an average experience of over 18 years in the money management industry; and that the three proposed co-portfolio managers to the Fund appear to possess strong capabilities in small-cap value investing, have a strong historical track record and manage a more concentrated portfolio than that of WCM. The Board was also informed that MWCM had considerable resources in its technological and compliance infrastructure relative to the size of its organization, noting that such resources would be expected to bolster the ability of MWCM to meet its obligations to the Fund under the New Sub-Advisory Agreement. The Board also took into account that in recent annual and year-to-date periods under the Current Agreement with WCM, the Fund had failed to attract significant asset levels and experienced net outflows. In addition, the Board gave considerable weight to Fund Management’s identification and recommendation of MWCM, given Fund Management’s rigorous and extensive search conducted by Funds Management in the process of screening prospective sub-advisers.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment sub-advisory services anticipated to be provided to the Fund by MWCM and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by MWCM under the New Sub-Advisory Agreement would equal or exceed the quality of investment sub-advisory services provided by WCM under the Current Agreement.

            Fund Performance. The Board received and considered information about the Fund’s historical performance. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Expense Group”) as well to the Fund’s benchmark index and other comparative data.  The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group.  The Board noted that the Fund’s performance, year-to-date, and during the  one-year and five-year periods was lower than the Fund Expense Group’s median, while, during the three-year period, the Fund’s performance was above the Fund Expense Group’s median.  The Board also noted that although the Fund had outperformed its benchmark index, the Russell 2000 Value Index, in the most recent year-to-date period, the Fund had slightly underperformed its benchmark over the 1-year, 3-year and 5-year periods and in three of the last four calendar year periods. In considering this information, the Board recognized that WCM first assumed its responsibilities as sub-adviser for the Fund in 2005.

In addition, the Board received and considered information about the investment performance of a composite of discretionary investment accounts managed by senior investment professionals of MWCM that followed investment objectives and strategies substantially similar to the new investment objectives and strategies contemplated to be followed by the Fund. The Board noted the limitations inherent in such data, including the differences between the discretionary accounts and the Fund.  Based on the above-referenced considerations and other factors, the Board concluded that it was reasonable to retain MWCM as sub-adviser to the Fund.

            Sub-Advisory Fee Rates.The Board also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to MWCM for investment sub-advisory services (the “Sub-Advisory Agreement Rates”) under the New Sub-Advisory Agreement. The Board also noted that the Sub-Advisory Agreement Rates are the same as under the Current Agreement.  The Board noted that the fees to be paid to MWCM pursuant to the New Sub-Advisory Agreement would be paid by Funds Management out of its advisory fees, and would not be paid directly by the Fund. The Board concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services to be provided.

            Profitability.The Board did not consider profitability information with respect to MWCM, which is affiliated with Funds Management. The Board noted that the Sub-Advisory Agreement Rates payable to MWCM had been negotiated by Funds Management on an arm’s length basis and that MWCM’s separate profitability from its relationship with the Fund was not a material factor in determining whether to approve the New Sub-Advisory Agreement. Moreover, because the proposed engagement of MWCM would be made under a new sub-advisory contract, there was no historical profitability with regard to its proposed arrangement with the Fund. The Board also considered that any projection of profitability would be uncertain, given that such a projection would depend on many speculative assumptions. The Board did, however, generally consider representations by Funds Management as to the financial health and soundness of MWCM’s investment advisory business.

            Economies of Scale.The Board did not specifically consider whether there would be economies of scale with respect to the management of the Fund, because it regards that information as less relevant at the sub-adviser level. However, the Board does actually consider information regarding economies of scale and did consider whether the Fund would appropriately benefit from any economies of scale.  The Board noted that MWCM agreed to a fee schedule that includes breakpoints so that MWCM’s fees as a percentage of Fund assets will decline as assets increase.

            Information about Services to Other Clients.The Board received and considered information about the standard fee rates offered by MWCM to other client’s separate accounts that are managed exclusively using the same or similar investment style proposed to be used for the Fund. The Board concluded that the Sub-Advisory Agreement Rates were within a reasonable range of and competitive with the fee rates offered to others by MWCM, particularly in light of the customary services offered to separate accounts for such fee rates. In connection with approving the New Sub-Advisory Agreement, the Board noted that the Sub-Advisory Agreement Rates payable to MWCM under the New Sub-Advisory Agreement are the same as the Sub-Advisory Agreement Rates payable to WCM under the Current Agreement.

            Other Benefits to MWCM. The Board received and considered information regarding potential “fall-out” or ancillary benefits anticipated to be received by MWCM as a result of its relationship with the Fund, and noted that such benefits could include, among others, benefits directly attributable to the relationship of MWCM with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in MWCM’s business as a result of its relationship with the Fund (such as the ability to market to Fund shareholders other financial products offered by MWCM or its affiliates). The Board concluded that other ancillary benefits that MWCM and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were not unreasonable.

            Conclusion.No single factor was cited as determinative to the Board’s decision. Rather, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that it was reasonable to retain MWCM as sub-adviser to the Fund and that the compensation payable under the New Sub-Advisory Agreement is fair and reasonable. Accordingly, the Board unanimously approved the New Sub-Advisory Agreement for an initial two-year period, subject to approval by shareholders.

OTHER INFORMATION

Additional information about the Fund is available in the:

Prospectuses for the Fund;

Statement of Additional Information, or SAI, for the Fund; and

Annual Report to Shareholders dated October 31, 2009, and Semi-Annual Report dated April 30, 2009, which contain financial statements for the most recent fiscal periods, and were previously mailed to shareholders. All of these documents are on file with the SEC.

Copies of these documents are available upon request without charge by writing to, calling or visiting our Web site:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

www.wellsfargo.com/advantagefunds

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. (duplicating fee required)
By Phone:	1-800-SEC-0330 (duplicating fee required)
By Mail:	Public Reference Section Securities and Exchange Commission 100 F Street, NE Washington, DC 20549 (duplicating fee required)
By Email:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov (Information about the Fund may be found under Wells Fargo Funds Trust)

[Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2010]

This Proxy Statement and the Notice of Special Meeting of Shareholders Scheduled for May 19, 2010 are available at http://www.wellsfargo.com/advantagefunds

INFORMATION ON VOTING

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote to approve the proposed New Sub-Advisory Agreement for the Fund at a special meeting of shareholders. The Meeting will be held on Tuesday, May 18, 2010, at 3:00 p.m. (Pacific Time) at 525 Market Street, 12th Floor, San Francisco, California 94105.

You may vote in one of four ways.

Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

Vote on the Internet according to the enclosed voting instructions.

Call the toll-free number printed on your proxy ballot and follow the instructions provided.

You also may vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

You may revoke a proxy once it is submitted. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Fund. You also may give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Only shareholders of record on March 10, 2010, are entitled to receive notice of, and to vote at, the Meeting. Each whole and fractional share of a Fund held as of March 10, 2010, is entitled to a whole or fractional vote. The presence in person or by proxy of one-third of the outstanding shares of the Fund is required to constitute a quorum. Approval of the Proposal requires approval by a “majority of outstanding voting securities” of the Fund. This majority is defined by the 1940 Act as the lesser of (1) 67% or more of the voting shares of the Fund present at the Meeting, provided that holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding voting securities.

The election inspectors will count your vote at the Meeting if cast in person or by proxy. The election inspectors will count:

votes cast FOR approval of a Proposal to determine whether sufficient affirmative votes have been cast;

ballots that are returned without a direction the same as votes cast FOR the Proposal; and

abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a Proposal has been approved.

Broker non-votes are shares held in street name (i.e., shares held of record by a financial intermediary, such as a broker) for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the Proposal described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the Proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate of the Wells Fargo Advantage Funds, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, facsimile, verbal, Internet, or email communication. Funds Management has engaged the proxy solicitation firm of The Altman Group, Inc.  at an anticipated cost of approximately $__________ plus out-of-pocket expenses, for their services in soliciting proxies from brokers, banks, other institutional holders and individual shareholders. The Fund will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

Outstanding Shares

As of Record Date, each class of the Fund had the following number of shares outstanding:

Name of Fund/Class Small Cap Disciplined Fund	Number of Shares Outstanding Per Class	Total Number of Shares Outstanding
Administrator Class
Class A
Class C
Institutional Class
Investor Class

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote.

Principal Shareholders

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Fund or class of the Fund. To the knowledge of Wells Fargo Advantage Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of any Class of the Fund as of Record Date.

Fund Name and Share Class	Name and Address	Type of Ownership	Percentage of Class
Small Cap Disciplined Fund
Administrator Class

Class A

Class C

Institutional Class

Investor Class

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class or a Fund, or is identified as the holder of record of more than 25% of a class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

As of March 10, 2010, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Other Information about the Fund

Wells Fargo Funds Distributor, LLC serves as the Fund’s principal underwriter, and is located at 525 Market Street, San Francisco, California 94105.

Annual Meetings and Shareholder Meetings

The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. Any shareholder Proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Trust does not hold regular shareholder meetings no anticipated date of the next meeting can be provided.

Shareholders Sharing an Address

To help keep expenses low, the Trust is permitted to mail only one copy of this Proxy Statement to a household even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-800-222-8222.

EXHIBIT A - ADDITIONAL INFORMATION ABOUT MWCM

Below is a list of the principal executive officers of MWCM. The address for each officer and director listed below, except for Ms. Shiver, is 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660. Ms. Shiver’s address is 525 Market Street, 10th Floor, San Francisco, CA 94105.

Name	Position at MWCM	Principal Occupation(s)
Howard Gleicher, CFA	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer
Gary W. Lisenbee	President	President
Mai Shiver	Chief Compliance Officer	Chief Compliance Officer
Samir Sikka	Managing Director	Portfolio Manager
Jeffrey Peck	Director of Research	Senior Analyst
Alex Alvarez, CFA	Equity Analyst	Analyst

Howard Gleicher, CFA and Gary W. Lisenbee are the two senior investment professionals of MWCM. Samir Sikka, Jeffrey Peck and Alex Alvarez will serve as the portfolio manager and analysts principally responsible for the day-to-day management of the Fund’s portfolio if shareholders approve the New Sub-Advisory Agreement. Biographical information for Messrs. Sikka, Peck and Alvarez follows.

Samir Sikka - Managing Director. Mr. Samir Sikka is a Managing Director and the Lead Strategist for the Small Cap Intrinsic Value strategy.  Mr. Sikka joined MWCM in 2006.  Previously, he served as Senior Vice President and Senior Analyst with Trust Company of the West, as Associate Director with UBS Investment Bank and as Senior Associate with Ernst & Young, LLP.

Mr. Sikka has been working in the investment management field since 1997.  He earned a Bachelor of Science in Business Administration from California State University, Northridge and a Master in Business Administration from Harvard Business School.

Jeffrey Peck - Director of Research. Mr. Jeffrey Peck is Director of Research and serves as a Senior Analyst with MWCM’s investment team.  Mr. Peck joined MWCM in 2004.  Previously, he served as Equity Research Analyst with both Bear Stearns & Co., Inc. and Janney Montgomery Scott.

Mr. Peck has been working in the investment management field since 1995.  He earned a Bachelor of Science in Mechanical Engineering from State University of New York, Buffalo and a Master of Business Administration from New York University’s Stern School of Business.  In 2004, Mr. Peck received the honor of being named a Best on the Street Analyst by The Wall Street Journal.

Alex Alvarez, CFA - Equity Analyst. Mr. Alex Alvarez, CFA is an Equity Analyst with MWCM’s investment team and is dedicated to the small cap intrinsic value strategy.  Mr. Alvarez joined MWCM in 2008.  Previously, he served as Vice President with The Goldman Sachs Group, Inc., as Financial Analyst with Motorola, Inc. and as Associate with Arthur Andersen.

Mr. Alvarez has been working in the investment management field since 1998.  He earned a Bachelor of Arts in Economics and Public Policy from Stanford University and a Master in Business Administration from Harvard Business School.  Mr. Alvarez has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute.

EXHIBIT B – HISTORICAL PERFORMANCE OF CERTAIN COMPOSITE ACCOUNTS MANAGED BY METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed byMetropolitan West Capital Management, LLC(“MWCM”) with substantially similar investment objectives, policies and strategies as the Small Cap Disciplined Fund(the “Fund”).  The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance information presented below includes actual brokerage commissions and execution costs paid by these discretionary accounts.  The composite performance information also does not reflect the sales charges or expenses of the Fund’s different share classes.  If it did, returns would be lower. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

MWCM Small Cap Intrinsic Value Equity Composite Calendar Year Returns

as of 12/31 each year

[BAR CHART]

Year	2003	2004	2005	2006	2007	2008
MWCM Small Cap Intrinsic Value Equity Composite Return	53.24%	26.36%	4.63%	17.12%	-0.83%	26.52%

MWCM Small Cap Intrinsic Value Equity Composite Average Annual Total Returns

for the period ended 12/31/08

	1 year	5 years	Since Inception
MWCM Small Cap Intrinsic Value Equity Composite Return	-26.52%	2.45%	9.56%
Russell 2000 Value Index Return^2	-28.92%	0.27%	6.75%
^2 The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. You cannot invest directly in an index.

EXHIBIT C – FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AMONG WELLS FARGO FUNDS TRUST,

WELLS FARGO FUNDS MANAGEMENT, LLC AND

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

            This AGREEMENT is made as of this [  ] day of [          ], [    ], by and among Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Metropolitan West Capital Management, LLC (the “Sub-Adviser”), a limited liability company organized under the laws of the State of California, with its principal place of business at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

            WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

            NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

            Section 1.  Appointment of Sub-Adviser.   The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

            Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser.  Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Funds’ investment portfolio as a whole and the Sub-Adviser’s responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

            The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer.  The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested in writing by the Adviser.

            Section 2.  Duties, Representations and Warranties of the Sub-Adviser.

            (a)        The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds.  To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds.  In all purchases, sales and other transactions in securities and other assets for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

            The Sub-Adviser acknowledges that the Funds and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act.  Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets.  With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

            (b)        Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments.  The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement.  The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust.  The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

            (c)        The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder.  The cost of performance of such duties shall be borne and paid by the Sub-Adviser.  No obligation may be imposed on the Trust in any such respect.

                        The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder.  The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

            (d)        The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  [The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable federal securities laws, the Internal Revenue Code of 1986, as amended, and Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust.]  The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust.  The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours.  Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

(e)        The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser’s composite performance record for inclusion in a Fund’s documents, (A) the composite performance record of the Sub-Adviser’s executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub- Adviser’s executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3.  Delivery of Documents to the Sub-Adviser.  The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

The Declaration of Trust, as in effect on the date hereof;

The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;

The Advisory Agreement; and

Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available.  The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4.  Delivery of Documents to the Adviser.  The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

The Sub-Adviser’s most recent Form ADV;

The Sub-Adviser’s most recent balance sheet; and

The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially.  The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

            Section 5.  Control by Board.  As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6.  Compliance with Applicable Requirements.  In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

            (a)        investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

            (b)        all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

            (c)        the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

            (d)        the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

            (e)        the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

            (f)         any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

            Section 7.  Proxies.  The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting.  The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

            Section 8.  Expenses.  All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement.  The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

            The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.  In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

            Section 9.  Compensation.  As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time.  It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

            Section 10.  Standard of Care.  The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.  Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund’s assets.

            Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

            Section 11.  Non-Exclusivity.   The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities.  It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

            It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest.  The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds.  Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

            Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Funds, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time.  Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser’s obligations hereunder.

            Section 12.   Records.  The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained.  All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule.  All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser).  The Sub-Adviser shall promptly, upon the Trust’s written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

            Section 13.  Term and Approval.   This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

            Section 14.  Termination.   This Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other party.  The notice provided for herein may be waived by the party entitled to receipt thereof.  This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

            This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

            Section 15.  Indemnification by the Sub-Adviser.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents.  Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

            Section 16.  Indemnification by the Trust and the Adviser.  Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

            Section 17.   Notices.  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, Attention: [             ].

            Section 18.   Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.   The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

            Section 19.  Amendment.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

            Section 20.  Wells Fargo Name.  The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not  advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.  The Sub-Adviser may include the Funds in its representative client list.

            Section 21.  Risk Acknowledgement.  The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Funds.  Each of the Trust and the Adviser understand that investment decisions made for the Funds by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable.  The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

            Section 22.  Authority to Execute Agreement.  Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement.  The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require.  The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: ____________________________________

              C. David Messman

              Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ____________________________________

        Andrew Owen

        Executive Vice President

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

By: ____________________________________

        Gary W. Lisenbee

        President

APPENDIX A

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Intrinsic Small Cap Value Fund (formerly, Wells Fargo Advantage Small Cap Disciplined Fund)

APPENDIX B

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC SUB-ADVISORY AGREEMENT

FEE AGREEMENT

WELLS FARGO FUNDS TRUST

This fee agreement is effective as of the [  ] day of [          ], [    ], by and between Wells Fargo Funds Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and Metropolitan West Capital Management, LLC (the “Sub-Adviser”).

            WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively, the “Funds”); and

            WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

            NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Fund throughout the month:

Fund Name	Sub-Advisory Fee
Small Cap Intrinsic Value Fund (formerly, Small Cap Disciplined Fund)	First $100M Next $100M Over $200M	0.55% 0.50% 0.40%

            If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [  ] day of [          ], [    ], and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: ____________________________________

              C. David Messman

              Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ____________________________________

        Andrew Owen

        Executive Vice President

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

By: ____________________________________

        Gary W. Lisenbee

        President

  [Wells Fargo Advantage Funds Logo]

                                                                                                            PROXY CARD

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA  94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2010

The undersigned shareholder of the WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (the “Fund”), a series of Wells Fargo Funds Trust, a Delaware statutory trust (the “Trust”), hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on May 18, 2010 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

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  Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

[ADDRESS LINE 2]
[ADDRESS LINE 3]
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]	Signature	Date
[ADDRESS LINE 7]
	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

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YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free __________ and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call ______________

PROXY CARD

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA  94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1.         To approve an Investment Sub-Advisory Agreement among Metropolitan West Capital Management, LLC, Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust on behalf of the Wells Fargo Advantage Small Cap Disciplined Fund.

FOR	AGAINST	ABSTAIN

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PLEASE SIGN AND DATE ON THE REVERSE SIDE.